UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
December 31, 2008
Valeant Pharmaceuticals International
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-11397 (Commission File Number)	33-0628076 (IRS Employer Identification No.)
One Enterprise
Alisa Viejo, California 92656
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code:
(949) 461-6000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 7.01 Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-2.1
EX-99.1

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On December 31, 2008, pursuant to the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated December 9, 2008, by and between Valeant Pharmaceuticals International (the “Company”), its wholly owned subsidiary, Descartes Acquisition Corp. (“Merger Sub”), Dow Pharmaceutical Sciences, Inc. (“Dow”), and a representative of the securityholders of Dow, the transaction contemplated in the Merger Agreement (the “Merger”) was completed. Upon the closing of the Merger, Merger Sub merged with and into Dow, and Dow became a wholly owned subsidiary of the Company. At the closing, the Company paid to the Dow securityholders the aggregate closing consideration set forth in the Merger Agreement, adjusted for the amount of cash, indebtedness and working capital of Dow at the closing of the transaction as previously disclosed in the Company’s Current Report on Form 8-K filed on December 10, 2008 (the “Prior Current Report”).
     The foregoing summary of the Merger Agreement and the summary of the Merger Agreement included in the Prior Current Report is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
     On January 2, 2009, the Company issued a press release announcing the closing of the transaction described in Item 2.01 above. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired.
     The financial statements required by Item 9.01(a) of this Form 8-K will be filed by amendment no later than 71 calendar days after the date this report on Form 8-K must be filed.
     (b) Pro Forma Financial Information.
     The pro forma combined financial information required by Item 9.01(b) of this Form 8-K will be filed by amendment no later than 71 calendar days after the date this report on Form 8-K must be filed.
     (d) Exhibits. The following documents are filed as exhibits to this report:
2.1	Agreement and Plan of Merger, dated December 9, 2008, by and among Valeant Pharmaceuticals International, Descartes Acquisition Corp., Dow Pharmaceutical Sciences, Inc., and Harris Goodman, as Stockholder Representative †‡

99.1	Press Release of Valeant Pharmaceuticals International, dated January 2, 2009

†	Confidential treatment has been requested for certain information contained in this document. Such information has been omitted and filed separately with the Securities and Exchange Commission.

‡	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valeant Pharmaceuticals International
Date: January 5, 2009	By:	/s/ Steve T. Min
Steve T. Min
Executive Vice President and General Counsel

Exhibit Index

Exhibits	Discription
2.1	Agreement and Plan of Merger, dated December 9, 2008, by and among Valeant Pharmaceuticals International, Descartes Acquisition Corp., Dow Pharmaceutical Sciences, Inc., and Harris Goodman, as Stockholder Representative †‡

99.1	Press Release of Valeant Pharmaceuticals International, dated January 2, 2009

†	Confidential treatment has been requested for certain information contained in this document. Such information has been omitted and filed separately with the Securities and Exchange Commission.

‡	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.